UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2024

MeridianLink, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40680	82-4844620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3560 Hyland Avenue, Suite 200
Costa Mesa, CA 92626
(Address of principal executive offices and Zip Code)
(714) 708-6950
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MLNK	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Resignation of Chris Maloof as President, Go To Market

On August 8, 2024, MeridianLink, Inc. (the “Company”) announced that Chris Maloof will step down upon mutual agreement with the Company’s Board of Directors (the “Board”) as the Company’s President, Go To Market, effective as of August 31, 2024. Mr. Maloof’s resignation is not the result of any disagreements with the Company on any matter relating to the Company’s operations, policies, or practices.

(c)    Appointment of Laurence E. Katz as President

On August 8, 2024, the Company announced that the Board has appointed Laurence E. Katz, currently the Company’s Chief Financial Officer, as President of the Company, effective immediately. Mr. Katz will continue to serve as the Company’s Chief Financial Officer, as well as the Company’s principal accounting officer and principal financial officer, until Mr. Olmeta’s Start Date (as defined below).

Appointment of Elias Olmeta as Chief Financial Officer

On August 8, 2024, the Company announced that the Board has appointed Elias Olmeta, age 56, as the Company’s Chief Financial Officer, effective upon the commencement of his employment, which is expected to be August 26, 2024 (the “Start Date”). Mr. Olmeta will serve as the Company’s principal accounting officer and principal financial officer effective as of the Start Date.

Prior to joining the Company, Mr. Olmeta served as chief financial officer of Vistage Worldwide, a CEO coaching and peer advisory organization for small and midsize businesses, from August 2019 to January 2023. From March 2015 to August 2019, Mr. Olmeta served as executive vice president and chief financial officer of Mitchell International, a technology and information provider for the property and casualty claims and collision repair industries. Before joining Mitchell, Mr. Olmeta served as an executive consultant at Carproof, preceded by chief financial and operating officer of North America and senior vice president, global head of corporate development positions at Solera Holdings. Earlier career experiences include positions at J.P. Morgan Chase & Co. and Arthur D. Little International. Mr. Olmeta is currently a director of AutoCanada (TSE: ACQ). Mr. Olmeta holds a B.A. in economics and an M.B.A. in finance from the University of Rochester.

In connection with his appointment as Chief Financial Officer of the Company, the Company entered into an Employment Agreement with Mr. Olmeta (the “Employment Agreement”) providing for: (i) a base salary of $475,000 per year (the “Base Salary”), (ii) eligibility to receive cash incentive compensation with a target of 75% of his base salary, subject to the terms of any applicable incentive compensation plan(s), (iii) a grant of restricted stock units in an amount equal to $7,500,000 in the aggregate pursuant to the Company’s 2021 Stock Option and Incentive Plan (the “Equity Award”), which shall vest with respect to 25% of the Equity Award on the first anniversary of the Start Date, and the remainder ratably over the following twelve quarters, in each case subject to Mr. Olmeta’s continued service with the Company, (iv) in the event that Mr. Olmeta’s employment is terminated without Cause or Mr. Olmeta terminates his employment for Good Reason, each as defined in the Employment Agreement, subject to his execution and the effectiveness of a separation agreement and release, the Company shall be obligated to (1) pay him a cash severance payment equal to the sum of 12 months of his then-current base salary, the amount of any bonus earned in respect of the prior fiscal year that would have been paid if Mr. Olmeta’s employment had not been terminated, and a pro-rated amount of his target bonus for the then-current year, and (2) if he elects healthcare continuation coverage under the law known as “COBRA,” pay up to 12 monthly payments equal to the monthly employer contribution that the Company would have made to provide health insurance to Mr. Olmeta if he had remained employed by the Company, and (v) if Mr. Olmeta’s employment is terminated without Cause or Mr. Olmeta terminates his employment for Good Reason within the period beginning 3 months before and ending 12 months after a change in control, subject to his execution and the effectiveness of a separation agreement and release, then in lieu of the payments and benefits set forth in (iv), he would be entitled to (1) a lump-sum cash severance payment equal to the sum of 18 months of Mr. Olmeta’s then-current base salary and the amount of any bonus earned in respect of the prior fiscal year that would have been paid if his employment had not been terminated, (2) acceleration of all unvested equity awards, as of the later of (A) the date of termination or (B) the effective date of a separation and release agreement, and (3) if he elects healthcare continuation coverage under COBRA, the Company will pay up to 18 monthly payments equal to the monthly employer contribution that the Company would have made to provide health insurance to Mr. Olmeta if he had remained employed by the Company. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Company and Mr. Olmeta will enter into an agreement regarding confidentiality, intellectual property assignment and certain post-termination covenants of Mr. Olmeta, including non-solicitation and non-competition.

The Company will enter into an indemnification agreement with Mr. Olmeta in connection with his employment, which will be in substantially the same form as that entered into with the other executive officers of the Company, the form of which is included as Exhibit 10.5 to the Company’s Form S-1 filed on July 27, 2021 and incorporated herein by reference.

There are no family relationships between Mr. Olmeta and any director or executive officer of the Company, and the Company has not entered into any transactions with Mr. Olmeta that are reportable pursuant to Item 404(a) of Regulation S-K. Except as described above, there are no arrangements or understandings between Mr. Olmeta and any other persons pursuant to which he was appointed as Chief Financial Officer.

Item 7.01 Regulation FD Disclosure.

On August 8, 2024, the Company issued a press release announcing Mr. Katz’s appointment as President, Mr. Olmeta’s appointment as Chief Financial Officer, and Mr. Maloof’s resignation. A copy of the press release is furnished as Exhibit 99.1 to this Report on Form 8-K.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including the Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, these statements can be identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions, although not all forward-looking statements contain these identifying words. Further, statements describing our strategy, outlook, guidance, plans, intentions, or goals are also forward-looking statements. These forward-looking statements reflect our predictions, expectations, or forecasts, including, but not limited to, statements regarding our our leadership transition and plans, including executive leadership changes, our market size and growth opportunities, and our future financial and operational performance. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to our business and industry, as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the year ended December 31, 2023, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. These forward-looking statements are based on reasonable assumptions as of the date hereof. The plans, intentions, or expectations disclosed in our forward-looking statements may not be achieved, and you should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Employment Agreement between the Company and Elias Olmeta, dated as of August 26, 2024.

99.1	Press Release dated August 8, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIANLINK, INC.
Date: August 8, 2024
	By:	/s/ Laurence E. Katz
Laurence E. Katz
Chief Financial Officer